UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2014

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Annual Meeting

FS Investment Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 23, 2014. As of April 30, 2014, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 262,282,173 shares of common stock were eligible to be voted in person or by proxy. Of the eligible shares of common stock to be voted, 211,388,768 were voted in person or by proxy at the Annual Meeting. Stockholders were asked to consider and act upon:

●	Proposal No. 1 – the election of three Class A members of the board of directors of the Company to serve for a term of three years and until their successors are duly elected and qualified; and

●	Proposal No. 2 – the ratification of the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

All director nominees listed in the Company’s 2014 Annual Meeting proxy statement were elected by the Company’s stockholders at the Annual Meeting.  The votes for, votes withheld and broker non-votes for each director nominee are set forth below:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Hagan	59,773,015	1,404,262	150,211,491
Jeffrey K. Harrow	59,775,087	1,402,190	150,211,491
Pedro A. Ramos	59,680,747	1,496,530	150,211,491

The proposal to ratify the appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was also approved by the Company’s stockholders at the Annual Meeting.  The votes for, votes against, abstentions and broker non-votes are set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
208,592,307	833,308	1,963,153	0

Special Meeting

The Company also held a Special Meeting of Stockholders (the “Special Meeting”) on June 23, 2014.  The Special Meeting proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2014. As of April 15, 2014, the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting, 262,282,173 shares of common stock were eligible to be voted.

On June 23, 2014, the Company adjourned the Special Meeting with respect to each of the Special Meeting proposals to permit additional time to solicit stockholder votes for such proposals. The reconvened Special Meeting will be held on July 17, 2014 at 3:00 p.m., Eastern Time, at Cira Centre, 2929 Arch Street, 21st Floor, Philadelphia, Pennsylvania 19104. Valid proxies submitted prior to the June 23, 2014 Special Meeting will continue to be valid for this reconvened Special Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Special Meeting. The record date of April 15, 2014 will remain the same for the reconvened Special Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: June 24, 2014	By:	/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer